UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2014

BLUEPHOENIX SOLUTIONS LTD.

(Exact name of registrant as specified in its charter)

ISRAEL	333-06208	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Suite 4616, Seattle WA	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 395-4152

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 2.03 below is incorporated by reference herein

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

On October 8, 2014, Modern Systems Corporation (f/k/a BluePhoenix Solutions USA, Inc.), a Delaware corporation (“Modern Systems”) and an indirect, wholly-owned subsidiary of BluePhoenix Solutions Ltd. (“BluePhoenix,” NASDAQ:BPHX), and BP-AT Acquisition Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Modern Systems entered into First Amendment to Loan and Security Agreement, Joinder and Modification of Loan Documents with Comerica Bank, dated September 25, 2014 (the “Amendment”).

The Amendment amended Modern System’s Loan and Security Agreement dated October 2, 2013 to: increase the non-formula revolving line up to the amount of $2 million backed by guarantees; increase the borrowing base revolving line amount up to $1.5 million upon the close of the proposed merger of Sophisticated Business Systems, Inc. (“ATERAS”) and Modern Systems; and extend the loan maturity date to December 31, 2015. The Amendment has a financial covenant for a minimum liquidity ratio effective upon the close of the proposed merger. Modern System’s obligations under the Amendment are secured by a security interest in Modern System’s copyrights, trademarks and patents. The remaining substantive provisions of the facility are not materially changed by the Amendment.

A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 8.01. Other Events.

On October 10, 2014, Modern Systems released a press release which provided an update on the expected timing of its proposed merger with ATERAS and announced the terms of the Amendment described above. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K and the exhibits attached hereto may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on BluePhoenix’s management’s beliefs and assumptions and on information currently available to BluePhoenix’s management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions, including those relating to future events or our future financial performance and financial guidance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology, and other words or terms of similar meaning in connection with any discussion of future operating or financial performance. These statements are only predictions. All forward-looking statements included in this document are based on information available to BluePhoenix on the date hereof, and BluePhoenix assumes no obligation to update any such forward-looking statements. Any or all forward-looking statements in this document may turn out to be wrong. Actual events or results may differ materially. Forward-looking statements can be affected by inaccurate assumptions BluePhoenix might make or by known or unknown risks, uncertainties and other factors. These risks and uncertainties include but are not limited to: the risk that the businesses may not be combined successfully or in a timely and cost-efficient manner; the possibility that the transaction will not close, including, but not limited to, due to the failure to obtain shareholder approval or the failure to obtain any required governmental or third-party approval; and the risk that business disruption relating to the merger with ATERAS may be greater than expected; and such other risks and uncertainties as identified in BluePhoenix’s most recent Annual Report on Form 10-K and other reports filed by it with the SEC. All names and trademarks are their owners’ property

Where You Can Find More Information

This Form 8-K and the exhibits attached hereto may be deemed to be solicitation material in respect of the proposed merger with ATERAS. This Form 8-K and the exhibit attached hereto should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the merger with ATERAS that will be contained in, or incorporated by reference into, the proxy statement that Foreign Parent will be filing in connection with shareholder approval of the merger with ATERAS, as well as in the Forms 10-K, Forms 10-Q and other filings that Foreign Parent makes with the Securities and Exchange Commission (“SEC “). The proxy statement will be mailed or otherwise made available to shareholders and shareholders and investors will be able to obtain the proxy statement free of charge when it becomes available at www.sec.gov and http://bphx.com/our-company/investor-info/. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

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Participants in Solicitation

The directors and executive officers of BluePhoenix and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding BluePhoenix’s directors and executive officers is available in its proxy statement filed with the SEC by BluePhoenix on November 22, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials regarding the merger with ATERAS to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

10.1	First Amendment to Loan and Security Agreement, Joinder and Modification of Loan Documents dated September 25, 2014

99.1	Press Release, dated October 10, 2014, entitled “Modern Systems Corporation Continues Merger Progress, Secures New Debt Financing”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUEPHOENIX SOLUTIONS LTD
(Registrant)

Date	October 10, 2014	By	/s/ Rick Rinaldo
Rick Rinaldo
Chief Financial Officer

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Exhibit Number	Description
10.1	First Amendment to Loan and Security Agreement, Joinder and Modification of Loan Documents dated September 25, 2014

99.1	Press Release, dated October 10, 2014, entitled “Modern Systems Corporation Continues Merger Progress, Secures New Debt Financing”

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